SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

Intermagnetics General Corporation

(Exact name of registrant as specified in its charter)

New York	1-11344	14-1537454

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Old Niskayuna Road, Latham, New York	12110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On September 22, 2004, Intermagnetics issued a press release announcing its financial performance for its first quarter period. On that same date Intermagnetics conducted a conference call concerning its performance for the period ended August 29, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

     The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 99.1	Press release of Intermagnetics dated September 22, 2004 containing financial results for its first quarter period ended August 29, 2004 of fiscal year 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermagnetics General Corporation

By:	/s/ Michael K. Burke

Michael K. Burke Executive Vice President and Chief Financial Officer

Dated: September 22, 2004

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release of Intermagnetics dated September 22, 2004 containing financial results for its first quarter period ended August 29, 2004 of fiscal year 2005.